                       THE TURKISH INVESTMENT FUND, INC.
-------------------------------------------------------------------------------
DIRECTORS AND OFFICERS


Barton M. Biggs                    Fergus Reid
CHAIRMAN OF THE BOARD              DIRECTOR
OF DIRECTORS                       Frederick O. Robertshaw
                                   DIRECTOR
Ronald E. Robison
PRESIDENT AND DIRECTOR             Stefanie V. Chang
                                   VICE PRESIDENT
John D. Barrett II
DIRECTOR                           Arthur J. Lev
                                   VICE PRESIDENT
Gerard E. Jones
DIRECTOR                           Joseph P. Stadler
                                   VICE PRESIDENT
Graham E. Jones
DIRECTOR                           Mary E. Mullin
                                   SECRETARY
John A. Levin
DIRECTOR                           Belinda A. Brady
Andrew McNally IV                  TREASURER
DIRECTOR
William G. Morton, Jr.             Robin L. Conkey
DIRECTOR                           ASSISTANT TREASURER
Samuel T. Reeves
DIRECTOR
-------------------------------------------------------------------------------
INVESTMENT ADVISERS
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Dean Witter Investment Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England

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ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

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CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

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SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

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LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

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INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

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For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.



-------------------------------------------------------------------------------
                                       THE
                                     TURKISH
                                   INVESTMENT
                                   FUND, INC.
-------------------------------------------------------------------------------










                              FIRST QUARTER REPORT
                                JANUARY 31, 2001
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
----------

For the three months ended January 31, 2001, The Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -20.78% compared to -16.16% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index"). For the period from the Fund's commencement of operations on December 5, 1989 through January 31, 2001, the Fund's total return, based on net asset value per share, was 45.43% compared to 82.02% for the Index. On January 31, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $8.45, representing an 18.1% discount to the Fund's net asset value per share.

The performance of the Fund was negatively affected by the events in Turkey during November and December. The Fund's exposure to the media and banking sectors, specifically Hurriyet, a daily newspaper, and Garanti Bank, one of the four large private sector banks, detracted materially.

The sharp drop in the stock market came as a result of a liquidity crisis precipitated by the fragile state of the Turkish banking system. The events increased concern about the potential failure of the IMF disinflation program and the stability of the currency. In the short-term, the country has passed this test, yet it has exposed many of the structural weaknesses that the government must critically address.

In November, a mid-sized bank lost access to some of its foreign credit lines, which prompted it to liquidate part of its bond portfolio. This led to a sharp sell-off in the bond markets, upward- spiraling interest rates and a few bank failures. Interest rates reached levels above 1000% in the overnight market and speculation was rife about further financial sector bankruptcies and the sustainability of the currency regime. The Central Bank responded by injecting liquidity into the system, reiterating its guarantee of bank deposits and issuing a soft guarantee of all bank liabilities. The IMF finally stepped in with a $7.5 billion package, helping to restore calm and reassuring markets that the program would continue.

Despite the renewed commitment to the IMF program by the government as a result of the crisis, the pace of reform has only mildly accelerated. Progress was made in announcing the sale process for some of the failed banks now under government control and in clarifying the state's role in guaranteeing bank liabilities. Parliament did, however, delay the passage of laws affecting electricity privatization and alcohol and tobacco distribution. Also negative, the success of the privatization of Turk Telecom (the wireline telecommunications monopoly), slated to generate between $3 and $3.5 billion, became doubtful due to the apparent lack of interest from potential international strategic partners. Other privatizations also appear to be in jeopardy.

Looking forward, Turkey faces some large debt rollovers, amounting to about $16 billion in the first calendar quarter of 2001. The degree of success of these rollovers may determine whether the structural adjustment program will have a chance to continue under the current guidelines. Economic growth is likely to slow dramatically this year to 1% from 6% in 2000 as a result of higher interest rates. The health of the economy will also be a test for the coalition government, which will have to balance the need to stick to the austere IMF targets and softening the economic blow to the public. The slower economy and high interest rates may have some important positive consequences, however, as inflation will hopefully fall faster than previously anticipated and the current account gap that opened in 2000 will hopefully close to about 2% to 3% of GDP in 2001. Finally, we believe that it will be critical for the government to act swiftly to address the structural weaknesses in the banking system, which the recent crisis has exposed. The critical indicators to watch will be the level of interest rates and local confidence in the lira (the local currency). The Fund has reduced exposure to the durables sector (cars, appliances), which will likely be heavily affected by the economic slowdown.

On February 22, 2001, responding to market pressure, Turkey abandoned the crawling peg exchange rate regime. The currency lost approximately 30% of its value, and the investment community is now awaiting the announcement of a new series of measures to get an IMF program and the economy back on track.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. Since the inception of the program, the Fund has repurchased 962,250 shares of its Common Stock at an average discount of 19.64% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Sincerely,



/s/ Ronald E. Robison*

Ronald E. Robison*
PRESIDENT AND DIRECTOR

March, 2001

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY.

* RONALD E. ROBISON WAS ELECTED PRESIDENT AND DIRECTOR OF THE FUND ON MARCH 9, 2001. MR. ROBISON JOINED MORGAN STANLEY DEAN WITTER & CO. IN 1998. HE IS A MANAGING DIRECTOR AND CHIEF GLOBAL OPERATIONS OFFICER OF MORGAN STANLEY DEAN WITTER ASSET MANAGEMENT.

The Turkish Investment Fund, Inc.
Investment Summary as of January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
HISTORICAL                                                                   TOTAL RETURN (%)
INFORMATION                                 -------------------------------------------------------------------------------
                                                MARKET VALUE (1)           NET ASSET VALUE (2)              INDEX (3)
                                            -----------------------      -----------------------    -----------------------
                                                            AVERAGE                      AVERAGE                    AVERAGE
                                            CUMULATIVE       ANNUAL      CUMULATIVE      ANNUAL     CUMULATIVE      ANNUAL
                                            ----------      -------      ----------      -------    ----------      -------
                  FISCAL YEAR-TO-DATE         -14.21%            --        -20.78%           --       -16.16%           --
                  ONE YEAR                    -37.98         -37.98%       -38.54        -38.54%      -40.77        -40.77%
                  FIVE YEAR                    96.52          14.47        187.92         23.55       135.21         18.66
                  TEN  YEAR                    38.31           3.30         47.23          3.94        14.06          1.32
                  SINCE INCEPTION*             19.08           1.58         45.43          3.42        82.02          5.52


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[BAR CHART SHOWING ACTIVITIES OF THE FUND]


                                                       YEARS ENDED OCTOBER 31:

                                                                                                                       THREE
                                                                                                                       MONTHS
                                                                                                                        ENDED
                                                                                                                      JANUARY 31,
                             1991      1992    1993     1994      1995    1996     1997      1998     1999    2000       2001
                            ------    ------  ------    ------   ------  ------  ------    ------   ------   ------   ------------
Net Asset Value
  Per Share            ....  $5.16    $4.69    $9.41    $4.89    $5.93    $5.57    $8.74    $4.94    $9.52    $17.69     $10.32
Market Value Per Share ....  $7.00    $6.00   $10.38    $6.88    $5.88    $5.38    $7.63    $4.31    $8.19    $13.38      $8.45
Premium/(Discount) ........   35.7%    27.9%    10.3%    40.7%    -0.8%    -3.5%   -12.7%   -12.8%   -14.0%   -24.4%      -18.1%
Income Dividends ..........    --     $0.07    $0.04    $0.12       --    $0.12    $0.14    $0.14    $0.12    $0.03          --
Capital Gains
  Distributions ...........  $0.07    $0.17      --        --       --       --       --       --       --       --       $3.22
Fund Total Return (2) ..... -59.27%   -6.36%  102.39%  -47.61%   21.27%   -4.09%   60.76%  -42.39%   97.06%   86.09%     -20.78%
Index Total Return (3) .... -64.65%  -21.03%  156.26%  -45.26%   26.48%   -4.24%   87.70%  -50.28%   78.92%   56.80%     -16.16%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International (MSCI) Turkey Index is an unmanaged index of common stocks.

     *The Fund commenced operations on December 5, 1989.

The Turkish Investment Fund, Inc.
Portfolio Summary as of January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART OF DIVERSIFICATION OF TOTAL INVESTMENTS]

Equity Securities                                               97.7%
Short-Term Investments                                           2.3%



--------------------------------------------------------------------------------
INDUSTRIES

[PIE CHART OF THE FUND'S SECURITIES BY INDUSTRY]

Banks                                                      24.9%
Insurance                                                  16.5
Communications Equipment                                   11.8
Oil & Gas Refining & Marketing                             10.3
Diversified Financials                                      6.6
Household Durables                                          5.7
Media                                                       5.2
Beverages                                                   5.1
Construction Materials                                      2.9
Food & Drug Retailing                                       2.7
Other                                                       8.3
                                                          -----
                                                          100.0%
                                                          =====

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*


                                                        PERCENT OF
                                                        NET ASSETS
                                                        ----------
1. Aksigorta AS                                             15.1%
2. Yapi ve Kredi Bankasi AS                                 11.2
3. Tupras-Turkiye Petrol Rafinerileri AS                    10.3
4. Netas Northern Electric Telekomunikasyon AS               9.9
5. Turkiye Garanti Bankasi AS                                7.1
6. Akbank TAS                                                6.7
7. Alarko Holding AS                                         6.6
8. Hurriyet Gazetecilik ve Matbaacilik AS                    5.2
9. Anadolu Efes Biracilik ve Malt Sanayii AS                 5.1
10.Vestel Elektronik Sanayi ve Ticaret AS                    4.4
                                                            ----
                                                            81.6%
                                                            ====


* Excludes short-term investments.

INVESTMENTS (UNAUDITED)
-------
January 31, 2001


                                                                                                          Value
                                                                                Shares                  (000)
-----------------------------------------------------------------------------------------------------------------
TURKISH COMMON STOCKS (98.8%)
(Unless otherwise noted)
-----------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS (0.5%)
  Brisa Bridgestone Sabanci
    Lastik Sanayi ve Ticaret AS                                                7,282,000         U.S.$        312
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
BANKS (24.9%)
  Akbank TAS                                                                 583,960,000                    4,185
  Turkiye Garanti Bankasi AS                                                 596,051,000                    4,447
  Yapi ve Kredi Bankasi AS                                                   970,255,041                    7,025
                                                                                                 ----------------
                                                                                                           15,657
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
BEVERAGES (5.1%)
  Anadolu Efes Biracilik ve Malt Sanayii AS                                   57,019,980                    3,202
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS (2.1%)
  Trakya Cam Sanayii AS                                                      215,888,604                    1,308
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (11.8%)
  Alcatel Teletas
    Telekomunikasyon Endustri
    ve Ticaret AS                                                             12,735,000                    1,185
  Netas Northern Electric
    Telekomunikasyon AS                                                       57,023,000                    6,235
                                                                                                 ----------------
                                                                                                            7,420
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (2.9%)
  Akcansa Cimento AS                                                         164,120,000                    1,843
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (6.6%)
  Alarko Holding AS                                                          105,821,000                    4,144
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (0.5%)
  Cukurova Elektrik AS                                                           546,000                      290
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING (2.7%)
  Migros Turk TAS                                                             10,153,000                    1,140
  Sezginler Gida Sanayii AS                                                   33,921,000                      539
                                                                                                 ----------------
                                                                                                            1,679
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES (5.7%)
  Turk Sise Ve Cam Fabrikalari AS                                            104,727,000                      836
  Vestel Elektronik Sanayi ve
    Ticaret AS                                                               633,525,000                    2,761
                                                                                                 ----------------
                                                                                                            3,597
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
INSURANCE (16.5%)
  Aksigorta AS                                                               512,340,000                    9,463
  Anadolu Hayat Sigorta AS                                                    90,581,000                      870
                                                                                                 ----------------
                                                                                                           10,333
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
MEDIA (5.2%)
  Hurriyet Gazetecilik
    ve Matbaacilik AS                                                        435,823,000                    3,284
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL (2.1%)
  Tansas Izmir Buyuksehir Belediyesi
    Ic ve Dis Ticaret AS                                                      53,354,000         U.S.$      1,320
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
  OIL & GAS REFINING & MARKETING (10.3%)
  Tupras-Turkiye Petrol Rafinerileri AS                                      156,251,000                    6,464
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (1.9%)
  Turkcell Iletisim Hizmetleri AS                                             30,843,000                      991
  Turkcell Iletisim Hizmetleri AS ADR                                             24,700                      197
                                                                                                 ----------------
                                                                                                            1,188
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
TOTAL TURKISH COMMON STOCKS
  (Cost U.S.$65,109)                                                                                       62,041
                                                                                                 ----------------

                                                                               Face
                                                                               Amount
                                                                               (000)
-----------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.5%)
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.5%)
(a)Chase Securities, Inc., 5.49%,
    dated 1/31/01, due 2/01/01
    (Cost U.S.$925)                                         U.S.$                    925                      925
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN (0.9%)
(Interest Bearing Demand Account)
  Turkish Lira
  (Cost U.S.$564)                                           TRL              382,329,173                      566
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
  (Cost $66,598)                                                                                           63,532
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
                                                                                Amount
                                                                                (000)
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
  Other Assets                                              U.S.$                  2,521
  Liabilities                                                                     (3,266)                    (745)
                                                                                                 ----------------
-----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 6,084,181 issued and outstanding
   U.S.$0.01 par value shares (30,000,000 shares authorized)                                     U.S.$     62,787
                                                                                                 ================
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                                        U.S.$      10.32
                                                                                                 ================
-----------------------------------------------------------------------------------------------------------------

ADR --  American Depositary Receipt

(a) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this schedule of investments. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

January 31, 2001 exchange rate -- Turkish Lira (TRL) 675,500 = U.S.$1.00.
-----------------------------------------------------------------------------------------------------------------


                                       5